UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 28, 2007

Willis Group Holdings Limited

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16503	98-0352587
(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited
Ten Trinity Square
London EC3P 3AX, England

(Address of Principal Executive Offices)

(44) (20) 7488-8111

 (Registrant’s Telephone Number, Including Area Code)

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 28, 2007, Willis Group Holdings Limited (the “Company”) announced the appointment of Adam G. Ciongoli as General Counsel of the Company and a member of the Partners Group. Also announced was the appointment of Mary E. Caiazzo as Chief Legal Officer of the Company and a member of the Partners Group. A copy of the associated news release is attached.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1News Release of Willis Group Holdings Limited dated March 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED

Date: March 29, 2007	By: /s/ Mary E Caiazzo
Name: Mary E. Caiazzo
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release of Willis Group Holdings Limited dated March 28, 2007